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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2002


                             LITERARY PLAYPEN, INC.
                        f/k/a CLUSONE ACQUISITION CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               33-0889198
-------------------------------                              -------------------
(State or other jurisdiction of                              ( I.R.S. Employer
incorporation or organization)                               Identification No.)

        1495 Ridgeview Drive #220
             Reno, Nevada                                              89509
----------------------------------------                            ------------
(Address of principal executive offices)                             (Zip Code)

       Registrants telephone number, including area code 775-827-6300
                                                        ---------------

                        Commission File Number: 0 - 25611
                                              -------------

2600 Michelson Drive, Suite 490
        Irvine, CA                                         92612
-------------------------------                        --------------
(Former name or former address,                          (Zip Code)
if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

       On January 30, 2002, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization ("Agreement"), whereby it agreed to issue 3,000,000 shares of its restricted Common Stock, par value $.001, in exchange for 100% of the total outstanding shares of L1 Systems, Inc., a Nevada corporation engaged in the literary games software development business. All conditions and terms of the Agreement were satisfied, and the transaction closed on February 11, 2002. The 3,000,0000 shares represent direct and beneficial ownership of 54.55% of Registrant's total shares outstanding, post-acquisition. The Registrant's current shareholders will retain a total of 2,500,000 shares of Common Stock, which is currently outstanding (representing 45.45% of Registrant's total shares outstanding, post-acquisition).

         In connection with this transaction, the Registrant's Directors have resigned and appointed four (4) new directors: Jesse Sackman, Paul Sackman, Roberto Crawford and Michael J. Morrison. The Directors also appointed new officers: Jesse Sackman, C.E.O.; Paul Sackman, President; Michael J. Morrison, Secretary; and Roberto Crawford, Chief Financial Officer and Treasurer.

            No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

            There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

            The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Great Northern Health, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of Registrant, or their respective associates.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            See Item 1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            The Registrant intends to file the financial information and statements required by Item 7 of this Form 8-K within sixty (60) days from the date hereof.

            A copy of the Securities Purchase Agreement and Plan of Reorganization is attached hereto as an Exhibit.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                /S/ JESSE SACKMAN
                                                ------------------------
                                                Jesse Sackman, C.E.O.
Date: February 11, 2002


EXHIBITS

Exhibit 2 - Securities Purchase Agreement and Plan of Reorganization, dated January 30, 2002.

EXHIBIT 2

                          SECURITIES PURCHASE AGREEMENT
                           AND PLAN OF REORGANIZATION


         THIS SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into on January 30, 2002 by and among LITERARY PLAYPEN, INC. f/k/a CLUSONE ACQUISITION CORP., a Delaware corporation ("CLUSONE"), and the stockholders of Li SYSTEMS, INC., a Nevada corporation (the "Company"), listed on the list of selling stockholders ("List of Selling Stockholders") attached as Exhibit "A" hereto and who have executed this Agreement ("Selling Stockholders").

                                 R E C I T A L S
                                 ---------------

         A. CLUSONE has authorized capital stock consisting of 20,000,000 shares of common stock ("Common Stock"), $.001 par value, and 10,000,000 shares of preferred stock ("Preferred Stock"), $.001 par value, of which 2,500,000 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.

         B. The Selling Shareholders are the sole stockholders of the Company. The Company has authorized capital stock consisting of 25,000,000 shares of common stock, of which 3,000,000 shares of common stock are issued and outstanding and owned by he Selling Shareholders (collectively, the "Company Shares") .

         C. The Selling Stockholders wish to sell, and CLUSONE wishes to acquire, all of the Company Shares on the Closing Date (as defined below), in exchange for CLUSONE's transfer to the Selling Stockholders of an aggregate of 3,000,000 shares ("CLUSONE Shares") of Common Stock, subject to and upon the terms and conditions hereinafter set forth.

                                A G R E E M E N T
                                -----------------


         It is agreed as follows:

         1. SECURITIES PURCHASE AND REORGANIZATION.

                  1.1 AGREEMENT TO EXCHANGE SECURITIES. Subject to the terms and upon the conditions set forth herein, each Selling Stockholder agrees to sell, assign, transfer and deliver to CLUSONE, and CLUSONE agrees to purchase from each Selling Stockholder, at the Closing, the Company Shares owned by the respective Selling Stockholder as set forth on the List of Selling Stockholders, in exchange for the transfer, at the Closing, by CLUSONE to each Selling Stockholder of a pro rata share of the CLUSONE Shares. A Selling Stockholder's pro rata share of the CLUSONE Shares shall be determined by multiplying the total number of the CLUSONE Shares (i.e., 3,000,000 shares of Common Stock) by a fraction, the numerator of which is the total number of Company Shares owned by the Selling Stockholder at the Closing and the denominator of which is the total number of Company Shares issued and outstanding at the Closing.

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                  1.2 INSTRUMENTS OF TRANSFER.

                           (a) THE COMPANY SHARES. Each Selling Stockholder
shall deliver to CLUSONE at the Closing Date certificates evidencing all of the Company Shares owned by the Selling Stockholder, along with duly executed stock powers in form and substance satisfactory to CLUSONE, in order to effectively vest in CLUSONE all right, title and interest in and to the Company Shares owned by the Selling Stockholder. From time to time after the Closing Date, and without further consideration, the Selling Stockholders will execute and deliver such other instruments of transfer and take such other actions as CLUSONE may reasonably request in order to more effectively transfer to CLUSONE the securities intended to be transferred hereunder.

                           (b) CLUSONE SHARES. CLUSONE shall deliver to the
Selling Stockholders on the Closing Date original certificates evidencing the CLUSONE Shares, in form and substance satisfactory to the Selling Stockholders, in order to effectively vest in the Selling Stockholders all right, title and interest in and to the CLUSONE Shares. From time to time after the Closing Date, and without further consideration, CLUSONE will execute and deliver such other instruments and take such other actions as the Selling Stockholders may reasonably request in order to more effectively issue to them the CLUSONE Shares.

                  1.3 CLOSING. The closing ("Closing") of the exchange of the Company Shares and the CLUSONE Shares shall take place at the offices of the Company, at Reno, NV, at 10:00 a.m., local time, on or before February 11, 2002, or at such other time and place as may be agreed to by the Selling Shareholders and CLUSONE, once all conditions have been satisfied and all due diligence completed ("Closing Date").

         2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents, warrants and covenants to and with CLUSONE with respect to himself, as follows:

                  2.1 POWER AND AUTHORITY. The Selling Stockholder has all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Selling Stockholder necessary for the authorization, execution, delivery and performance of the Documents by the Selling Stockholder has been taken and no further authorization on the part of the Selling Stockholder is required to consummate the transactions provided for in the Documents. When executed and delivered by the Selling Stockholder, the Documents shall constitute the valid and legally binding obligation of the Selling Stockholder enforceable in accordance with their respective terms.

                  2.2 OWNERSHIP OF AND TITLE TO SECURITIES. To his knowledge, the recitals to this Agreement accurately and completely describe the authorized, issued and outstanding capital stock of the Company. Exhibit A to this Agreement accurately and completely sets forth all of the capital stock of the Company owned by the Selling Stockholder and, to his knowledge, the other stockholders of the Company. There are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any securities of the Company held by the Selling Stockholder or, to his knowledge, any other person. The Selling Stockholder represents that the Selling Stockholder has and will transfer to CLUSONE good and marketable title to the Company Shares which he owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances, except for any restrictions imposed by federal or state securities laws..

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                  2.3 INVESTMENT AND RELATED REPRESENTATIONS. The Selling
Stockholder is aware that neither the CLUSONE Shares nor the offer or sale thereof to the Selling Stockholder has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. The Selling Stockholder understands that the CLUSONE Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Selling Stockholder agrees that the Selling Stockholder will not sell all or any portion of CLUSONE Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Selling Stockholder understands that each certificate for CLUSONE Shares issued to the Selling Stockholder or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this Section 2.3 and that CLUSONE shall refuse to transfer the CLUSONE Shares except in accordance with such restrictions:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER"S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                  The Selling Stockholder acknowledges having received and reviewed CLUSONE's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and the subsequently Quarterly Reports on Form 10-QSB (collectively, the "SEC Reports"). The Selling Stockholder further acknowledges that CLUSONE has given to the Selling Stockholder and his counsel, accountants and other advisors, agents, consultants and representatives , full access to all of the properties, books, contracts, commitments and records of CLUSONE, and has furnished or will furnish all such information concerning it (including its operations, financial condition and business plan) as the Selling Stockholder has requested or may request.

         3. REPRESENTATIONS AND WARRANTIES OF CLUSONE. CLUSONE represents, warrants and covenants to and with each of the Selling Stockholders as follows:

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                  3.1 ORGANIZATION AND GOOD STANDING. CLUSONE is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

                  3.2 CAPITALIZATION. The recitals to this Agreement accurately and completely describe the authorized, issued and outstanding capital stock of CLUSONE. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There are no agreements, options, warrants or other rights to purchase from CLUSONE any of CLUSONE's authorized and unissued Preferred Stock or Common Stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts known to CLUSONE by and among CLUSONE, its shareholders, or any of them.

                  3.3 NO GOVERNMENTAL OR OTHER PROCEEDING OR LITIGATION. CLUSONE represents that, to its knowledge, no order of any court or administrative agency is in effect which restrains or prohibits CLUSONE from consummating the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding has been instituted or threatened which questions the validity or legality of CLUSONE"s consummation of the transactions contemplated hereby.

                  3.4 VALIDITY OF TRANSACTIONS. This Agreement, and each document executed and delivered by CLUSONE in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized, executed and delivered by CLUSONE and is each the valid and legally binding obligation of CLUSONE, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The CLUSONE Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The CLUSONE Shares will be free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

                  3.5 APPROVALS AND CONSENTS. CLUSONE represents that, to its best knowledge, there are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for the Selling Stockholder's consummation of the transactions contemplated hereby.

                  3.6 DISCLOSURE; NO ASSETS OR LIABILITIES. CLUSONE represents and warrants that the SEC Reports are accurate and complete in all material respects, taken as a whole, and CLUSONE does not have any assets, liabilities, agreements, commitments or operations except as set forth in the SEC Reports.

         4. MISCELLANEOUS.

                  4.1 CUMULATIVE REMEDIES. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

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                  4.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly
provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  4.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

                  4.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

                  4.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

                  IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.



                                        LITERARY PLAYPEN, INC.
                                    f/k/a CLUSONE ACQUISITION CORP.,
                                        a Delaware corporation


                                        By: /S/ JESSE SACKMAN
                                           -------------------------------------
                                            Jesse Sackman
                                                     Chief Executive Officer





            [Signatures of Selling Stockholders Appear on Exhibit A]

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                                   EXHIBIT A
                          LIST OF SELLING STOCKHOLDERS
                          ----------------------------


                                                        Number of The Company
Name of                                                 Shares Owned by Selling
Selling Stockholder        Signature                    Stockholder
-------------------        ---------                    -----------------------

Sidney Sheldon             /s/ Sidney Sheldon             794,000

Jesse Sackman              /s/ Jesse Sackman              794,000

Paul Sackman               /s/ Paul Sackman               530,000

Roberto Crawford           /s/ Roberto Crawford           441,000

Michael J. Morrison        /s/ Michael J. Morrison        441,000








                                      A-1